UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 25, 2005

nSTOR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12895	95-2094565

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Corte Del Cedro, Carlsbad California	92009

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(760) 683-2500

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 3, 2005, the Registrant (nStor Technologies, Inc.) issued a press release disclosing that on February 25, 2005, the Registrant had received notice from the American Stock Exchange (“AMEX”) that it has accepted the Registrant’s plan to regain compliance with AMEX’s continued listing standards and extended the time to do so through June 30, 2006.  The Registrant will be subject to periodic review by AMEX during the extension period.  Failure to make progress consistent with the plan by the end of the period could result in the Registrant being delisted.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements, and Exhibits

	(c)	Exhibits
		99.1	Press Release dated March 3, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nSTOR TECHNOLOGIES, INC.
(Registrant)

Date: March 3, 2005	By:	/s/ Jack Jaiven

Jack Jaiven
Vice President